UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2008
TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-27312	25-1537134
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)
493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 820-1400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
     On November 30, 2008 the company received an unsolicited indication of interest from Bradford Capital Partners (“Bradford”) with respect to a potential offer to acquire the company at an indicative price range of between $5.50 and $6.00 per share (the “Bradford letter”). The Bradford letter was filed by Bradford with the Securities and Exchange Commission on December 1, 2008 on Schedule 13D/A. The company has sent a letter to Bradford in response to the Bradford letter, a copy of which is attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c)	EXHIBITS

99.1	Letter from Tollgrade Communications, Inc. to Bradford Capital Partners dated December 2, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNICATIONS, INC.
Dated: December 2, 2008	By:	/s/ Sara M. Antol

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter from Tollgrade Communications, Inc. to Bradford Capital Partners dated December 2, 2008.